                                                                   Exhibit 10.32


CONSENT AMONG UNITED ROAD SERVICES INC., URS SOUTHWEST, INC., URS NORTHEAST, INC., FAST TOWING, INC., CITY TOWING INC., EL PASO TOWING, INC., URS OF TENNESSEE, INC., KEN LEHMAN ENTERPRISES INC., URS MIDWEST, INC., URS WEST, INC., URS SOUTHEAST, INC., ROUSE'S BODY SHOP INC., AUTO SERVICE CENTER, GARRY'S WRECKER SERVICE, INC., ENVIRONMENTAL AUTO REMOVAL, INC., E&R TOWING & GARAGE, INC., BILL & WAG'S, INC. AND ARRI BROTHERS, INC., AS BORROWERS; GENERAL ELECTRIC CAPITAL CORPORATION, AS A LENDER, AND AS AGENT FOR LENDERS; AND THE OTHER LENDERS



     This Consent, dated as of May 11, 2001 (this "Consent"), is entered into by and among United Road Services, Inc., URS Southwest, Inc., URS Northeast, Inc., Fast Towing, Inc., City Towing Inc., El Paso Towing, Inc., URS of Tennessee, Inc., Ken Lehman Enterprises Inc., URS Midwest, Inc., URS West, Inc., URS Southeast, Inc., Rouse's Body Shop Inc., Auto Service Center, Garry's Wrecker Service, Inc., Environmental Auto Removal, Inc., E&R Towing & Garage, Inc., Bill & Wag's, Inc. and Arri Brothers, Inc. (each a "Borrower" and, collectively, "Borrowers"), as Borrowers; General Electric Capital Corporation, as a Lender, and as Agent for Lenders; and the other Lenders.

                                    RECITALS

     A. Borrowers, Agent, Lenders, and Fleet Capital Corporation, as a Lender and as Documentation Agent, are parties to that certain Credit Agreement, dated as of July 20, 2000, as amended by Amendment No. 1 thereto, dated as of September 25, 2000 and as amended by Amendment No. 2 thereto, dated as of March 30, 2001 (as so amended and as hereafter further amended, restated or otherwise modified, the "Credit Agreement").


     B. Borrower, Agent and Lenders are desirous of consenting to certain specified matters as and to the extent set forth herein and pursuant to the terms and conditions set forth in this Consent.

     C. This Consent shall constitute a Loan Document and these Recitals shall be construed as part of this Consent.


     NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and of the Revolving Credit Advances and other extensions of credit heretofore, now or hereafter made to, or for the benefit of, Borrowers by Lenders, Borrowers, Agent and Lenders hereby agree as follows:

     1.   Definitions. Except to the extent otherwise specified herein,
          -----------
capitalized terms used in this Consent shall have the same meanings ascribed to them in the Credit Agreement and Annex A thereto.
                                 -------

     2.   Consent.
          -------

     2.1. Blocked Account Agreements. Agent and Lenders hereby consent to the
          --------------------------
non-compliance with the provision of Section (c) of Annex C (Section 1.8) to the Credit Agreement that requires each bank where a Blocked Account or Disbursement Account is maintained and all other Relationship Banks to have entered into a tri-party blocked account agreement with Agent, for the benefit of itself and Lenders, within ninety (90) days following the Closing Date; provided, that,
                                                             --------  ----
those few remaining banks and other Relationship Banks which have not yet so executed such a tri-party blocked account agreement enter into a tri-party blocked account agreement with Agent, for the benefit of itself and Lenders, and the applicable Borrower and Subsidiaries thereof, as applicable, in form and substance reasonably satisfactory to Agent, on or prior to June 15, 2001.

     3. Conditions Precedent to Effectiveness. The effectiveness of the consent
        -------------------------------------
set forth in Section 2 hereof is subject to the satisfaction of each of the following conditions precedent:

     3.1. Consent. This Consent shall have been duly executed and delivered by
          -------
the Borrowers, Agent and Lenders.

     3.2. No Default. No Default or Event of Default shall have occurred and be
          ----------
continuing or would result from the effectiveness of this Consent or the consummation of any of the transactions contemplated thereby.

     3.3. Miscellaneous. Agent and Lenders shall have received such other
          -------------
agreements, instruments and documents as Agent or Lenders may reasonably request.

     4. Reference to and Effect Upon the Credit Agreement and other Loan
        ----------------------------------------------------------------
Agreements.
----------

     4.1. Except for the specific consent provided for in Section 2 above, the Credit Agreement, the Notes and each other Loan Document shall remain in full force and effect and each is hereby ratified and confirmed.

     4.2. The execution, delivery and effect of this Consent shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition (except for the specific consent in Section 2 above), or to any amendment or modification of any term or condition (except as specifically consented to in Section 2 above), of the Credit Agreement or any other Loan Document or (ii) prejudice any right, power or remedy which the Agent or any Lender now has or may have in the future under or in connection with the Credit Agreement, the Notes or any other Loan Document. Each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as modified hereby.

     5. Counterparts. This Consent may be executed in any number of
        ------------
counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Consent by telecopier shall be as effective as delivery of a manually executed counterpart signature page to this Consent.

     6. Costs and Expenses. As provided in Section 11.3 of the Credit Agreement,
        ------------------
Borrowers shall pay the fees, costs and expenses incurred by Agent in connection with the preparation, execution and delivery of this Consent (including, without limitation, attorneys' fees).

     7. GOVERNING LAW. THIS CONSENT SHALL BE GOVERNED BY AND CONSTRUED AND
        -------------
ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

     8. Headings. Section headings in this Consent are included herein for
        --------
convenience of reference only and shall not constitute a part of this Consent for any other purpose.


                            [Signature Pages Follow]

     IN WITNESS WHEREOF, this Consent has been duly executed as of the date first written above.


                                      BORROWERS:


                                      UNITED ROAD SERVICES, INC.


                                      By:    /s/ Patrick J. Fodale
                                            --------------------------
                                      Name:  Patrick J. Fodale
                                            --------------------------
                                      Title: Chief Financial Officer
                                            --------------------------

                                      URS SOUTHWEST, INC.


                                      URS NORTHEAST, INC.


                                      FAST TOWING, INC.


                                      CITY TOWING INC.


                                      EL PASO TOWING, INC.


                                      URS OF TENNESSEE, INC.


                                      KEN LEHMAN ENTERPRISES INC.


                                      URS MIDWEST, INC.


                                      URS WEST, INC.


                                      URS SOUTHEAST, INC.


                                      ROUSE'S BODY SHOP INC.

                                         AUTO SERVICE CENTER


                                         GARRY'S WRECKER SERVICE, INC.


                                         ENVIRONMENTAL AUTO REMOVAL, INC.


                                         E&R TOWING & GARAGE, INC.


                                         BILL & WAG'S, INC.


                                         ARRI BROTHERS, INC.


                                         By:      /s/ Patrick J. Fodale
                                               -------------------------
                                         Name:    Patrick J. Fodale
                                               -------------------------
                                         Title:   Chief Financial Officer
                                               -------------------------

                                           GENERAL ELECTRIC CAPITAL
                                           CORPORATION,
                                           as Agent and Lender

                                           By:      /s/ Charles H. Fenton III
                                                -----------------------------
                                                    Duly Authorized Signatory

                                               FLEET CAPITAL CORPORATION,
                                               as Lender


                                               By:      /s/ Peter Zimmerer
                                                    ------------------------
                                               Name:    Peter Zimmerer
                                                    ------------------------
                                               Title:   Vice President
                                                    ------------------------

                                          LASALLE BUSINESS CREDIT, INC.,
                                          as Lender


                                          By:   _____________________________
                                          Name: _____________________________
                                          Title:_____________________________

                                         COMERICA BANK,
                                         as Lender

                                         By:      /s/ Russell A. Stokes
                                              ------------------------------
                                         Name:    Russell A. Stokes
                                              ------------------------------
                                         Title:   Vice President
                                              ------------------------------